Exhibit 99.1 40th ANNUAL J.P. MORGAN HEALTHCARE CONFERENCE JANUARY 11, 2022

Forward-looking Statements This presentation and accompanying oral presentation contain “forward‐looking” statements about Annexon, Inc. and our industr y that involve substantial risks and uncertainties. All statements other than statements of historical facts, including statements regarding our clinical and preclinical programs, timing and commencement of future nonclinical studies and clinical trials and research and development programs, timing of clinical results, strategic plans for our business and product candidates, including additional indications which we may pursue, our financial position, runway and anticipated milestones, are forward‐ looking statements. In some cases, you can identify forward‐ looking statements by terminology such as “aim,” “anticipate,” “assume,” “believe,” “contemplate,” “continue,” “could,” “design,” “due,” “estimate,” “expect,” “focus,” “goal,” “intend,” “may,” “objective,” “plan,” “positioned,” “potential,” “predict,” “seek,” “should,” “target,” “will,” “would” and other similar expressions that are predictions of or indicate future events and future trends, or the negative of these terms or other comparable terminology. Forward‐ looking statements are not guarantees of future performance and are subject to risks and uncertainties that could cause actual results and events to differ materially from those anticipated, including, but not limited to, risks and uncertainties related to: our history of net operating losses; our ability to obtain necessary capital to fund our clinical programs; the early stages of clinical development of our product candidates; the effects of COVID‐ 19 or other public health crises on our clinical programs and business operations; our ability to obtain regulatory approval of and successfully commercialize our product candidates; any undesirable side effects or other properties of our product candidates; our reliance on third‐ party suppliers and manufacturers; the outcomes of any future collaboration agreements; and our ability to adequately maintain intellectual property rights for our product candidates. These and other risks are described in greater detail under the section titled “Risk Factors” contained in our Annual Report on Form 10‐ K and Quarterly Reports on Form 10‐ Q and our other filings with the Securities Exchange Commission (SEC). All forward‐ looking statements in this presentation speak only as of the date of this presentation. Except as required by law, we undertake no obligation to publicly update any forward‐ looking statements, whether as a result of new information, future events or otherwise. This presentation concerns drug candidates that are under clinical investigation, and which have not yet been approved for marketing by the U.S. Food and Drug Administration (FDA). These are currently limited by federal law to investigational use, and no representation is made as to their safety or effectiveness for the purposes for which they are being investigated. 2

Unlocking a New Generation of Complement Medicines Disease processes 2 Therapeutic franchises: 3 Autoimmune, Neurodegeneration, Ophthalmology Clinical-stage candidates 3 Phase 2+ clinical trials underway 5 1 MISSION: Clinical data readouts by 2023 7 Bring game-changing therapies to patients suffering from serious complement‐ mediated diseases Funded into 2024 to answer key clinical questions Cash and equivalents of $271.4M as of 9/30/2021 3

Rigorous Strategic Approach to Pioneering Complement Platform Developing potential game-changing therapies for complement-mediated diseases in the body, brain & eye STRONG SELECT HIGH FIT-FOR- DISTINCT C1q BIOLOGICAL PTS PURPOSE DRUG MOAs RATIONALE INDICATIONS CANDIDATES Blocking Aberrant Targeting C1q and Advancing in indications & Developing Complement Activity Classical Complement in patients with 5 drug candidates with at the start 2 disease processes & 3 demonstrated aberrant diverse routes of therapeutic franchises complement activity administration designed (autoimmune, for specific diseases neurodegeneration & ophthalmology) 4

C1q Inhibition Stops Classical Complement Activity at the Start

Potential for unique clinical outcomes – improvement shown in two challenging indications

Guillain-Barré Syndrome (GBS)

Patients achieving **≥3 point improvement** in 8 weeks



ANX005 28%
Placebo 0%
% Patients
30
20
10
0

GBS 6-point disability scale:

1	Slight symptoms
2	Walk / no running
3	Walk with support
4	Bedridden / chair bound
5	Ventilator-assisted breathing
6	Death



C1q
Classical Pathway
C4
Enzymatic Amplification
Immune Cell Recruitment & Attack
C2
C3
C5
Membrane Damage
C9
Inflammation and cell death

Huntington's Disease (HD)

56% of patients improved at week 24 with ANX005



ANX005 56%
cUHDRS Change from Baseline
4
2
0
-2
-4
Total

Composite Unified Huntington's Disease Rating Scale (cUHDRS)

ANNEXON biosciences

5

Robust Pipeline Diversified by Drug Candidate and Therapeutic Area

Catalysts anticipated to readout by 2023

FRANCHISE	CANDIDATE	PRECLINICAL / PHASE 1 / PHASE 2 / PHASE 2/3
Neurodegeneration	ANX005 (IV)	Huntington's Disease (HD)
	ANX005 (IV)	Amyotrophic Lateral Sclerosis (ALS)
	ANX105 (IV)	Neuro
Autoimmune	ANX005 (IV)	Guillain-Barré Syndrome (GBS)
	ANX005 (IV)	Warm Autoimmune Hemolytic Anemia (wAIHA)
	ANX005 (IV)	Multifocal-Motor Neuropathy (MMN)
	ANX009 (SC)	Lupus Nephritis (LN)
	ANX1502 (oral)	Autoimmune
Ophthalmology	ANX007 (IVT)	Geographic Atrophy (GA)

IV, intravenous; IVT, intravitreal; SC, subcutaneous.

ANNEXON biosciences

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Portfolio of Fit-for-Purpose Drug Candidates Designed for Efficacy and Safety Lead Molecule Antibody Fab: Localized inhibition of C1q in the eye • Intravenous ANX007 • Intravitreal administration • Full systemic/CNS C1q inhibition (IVT) • Geographic atrophy, glaucoma, other eye disease • GBS / acute care • POC in multiple indications Antibody Fab: Selective inhibition of C1q in the vascular space ANX009 • Subcutaneous administration (SubQ) • Lupus nephritis, hemolytic disorders (AIHA) ANX005 Whole antibody: Modified for enhanced systemic dosing ANX105 • Intravenous administration (IV) • Chronic autoimmune and neurological disorders ANX1502 Small molecule: Novel oral inhibitor of classical cascade (oral) • Oral • Peripheral autoimmune indications 7

Restoring Function in Neurodegenerative Diseases ANX005 Huntington’s Disease Amyotrophic Lateral Sclerosis (ALS) 8

Significant Unmet Need for HD Patients – HD Phase 2 Interim Data Inherited, fatal, neurodegenerative disease that affects ~80K people globally with ~300K at risk ANX005 Phase 2 Trial in HD N = 28 adults with/at risk for manifest HD Total CAP score > 400 UHDRS independence score ≥ 80% 6‐ month treatment + 3 month off‐ treatment follow‐ up Interim Data 6-month on-treatment data for HD patients, including safety, target engagement and PK/PD, clinical measures and NfL 9 Patient numbers and market forecasts: GlobalData and Delvinsight market research

Chronic Dosing with ANX005 Generally Well-Tolerated and Achieved Full Target Engagement ANX005 Drug levels in CSF** ANX005 Generally Well-Tolerated* 10000 28 patients enrolled and received > 1 dose 1000 Majority of Adverse Events occurred during initial Day 1 100 infusion (~92.9%); majority low grade transient skin rash 10 3 drug-related AEs led to discontinuations, including 2 serious 1 adverse events that have resolved / stabilized: 0 6 12 18 24 n=13 • Symptoms and signs of lupus (mucocutaneous, not Full Engagement of C1q in CSF** involving organs); resolved post drug cessation. Subsequently modified ANA exclusion criteria 250 • Idiopathic pneumonitis (stabilized, follow-up ongoing) No deaths and no serious infections 25 0 6 12 18 24 n=13 *Data as of cut off date of October 17, 2021 Weeks **Analysis of full cohort through week 24 not complete. Interim data as of cutoff date of October 17, 2021 (n=13) 10 ANX005 (ng/ml) C1q (ng/ml)

NfL Levels Consistent and Comparable with HD Natural History at Week 24 Neuronal loss / NfL changes may lag improvement in synaptic function in slower progressing neurodegenerative diseases Plasma NfL Levels CSF NfL Levels 1 2 2 Interpolated data for manifest cohort; Rodriguez, et al., Sci Transl Med. 2020 12 16;12(574) Tabrizi, NEJM 2019, 38:2307; Interpolated from Rodriguez, et al., Sci Transl Med. 2020 12 16;12(574) For illustrative purposes only: differences exist between patient demographics, study designs, and other factors and caution should be exercised when comparing data across studies. 11

Clinical Function Maintained Over 24-Week Treatment Period • >1600 patient natural data indicates cUHDRS declines by ~1/2 point at week 24 in early HD patients* • 56% of ANX005 treated patients improved on cUHDRS at week 24 Mean cUHDRS Maintained Over 24-Week 56% of Patients Improved Treatment Period (N=23) at Week 24 (N=23) Improve Improve 13/23 (56%) of all patients cUHDRS cUHDRS change change from from baseline baseline Decline Decline N=23 All patients (n=23) (n=23) (22) (22) (23) (23) *Natural history interpolated from Schobel 2017 (1 point decline / year ± 0.2 points considered to be clinically meaningful) 12

Clinical Improvement Statistically Better in High Complement Patients Significant Improvement in cUHDRS in Patients with Excess Complement Activity 75% of patients with excess complement activity (9/12) improved on cUHDRS at week 24 vs. 36% with low activity (4/11) p=0.03* All patients Baseline complement activation (C4a/C4) * Exploratory analysis showed statistical significance p=0.03 13

Leveraging Recent HD Data to Inform Future Development Potential for rapid clinical improvement ü Patients can be stratified by level of complement KEY LEARNINGS activity for potentially better response ü Potential to mitigate drug-related adverse events with enhanced screening, monitoring and next generation ü drug candidates 14

ANX005 for ALS in Phase 2 Trial

Amyotrophic Lateral Sclerosis (ALS): aberrant C1q activity involved in both CNS & PNS, impacting synapse loss & disability

- Rapid, progressive loss of muscle function needed to move, speak, eat and breathe
- ~19K U.S. patients

High baseline NfL levels – potentially viable biomarker due to rapid disease progression

Phase 2 Trial: Extending study treatment period from 12 to 24 weeks - leverage learnings from HD Phase 2 study – **Data 2023**

ANX005 NfL Reduction in ALS Preclinical Model

Study in SOD1 mouse model



500000
200000
100000
0
pg/mL
p=0.08
45% reduction
IgG Control
Anti-C1q (ANX005)

ANX005 in HD Patients Showed Protection of Cognitive and Motor Through 24 Weeks

HD Phase 1: Composite Unified Huntington's Disease Rating Scale (cUHDRS)



4
2
0
-2
-4
cUHDRS Change from Baseline
Total

56% of patients improved at week 24 with ANX005

15

ANNEXON biosciences

Improving Patient Outcomes in Autoimmune Diseases ANX005 Guillain‐ Barré Syndrome Warm Autoimmune Hemolytic Anemia ANX009 Lupus Nephritis 16

ANX005 for GBS in Phase 2/3 Trial

Well-tolerated, achieved full target engagement, reduced NfL and prevented disability in POC trial

Guillain-Barré Syndrome (GBS)
Autoantibody attack on peripheral nerves causing C1q activation and nerve damage

- No approved therapy in the US
- ~ 6,000 US patients/year

Anti-C1q blocks autoantibody activation of complement and potentially prevents disability

Placebo-controlled Phase 2/3 enrollment ongoing (n=180); **data 2023**

ANX005 Phase 1b Data in GBS

Statistically Significant Early NfL Reduction (Weeks 2-4)



90
30
0
-30
-60
-90
% Change in NfL
p<0.05
ANX005
(18-75 mg/kg)
n=18
Placebo
n=8

Patients achieving ≥3 point improvement in 8 weeks



ANX005 28%
Placebo 0%
30
20
10
0
% Patients

GBS 6-point disability scale:

1. Slight symptoms
2. Walk / no running
3. Walk with support
4. Bedridden / chair bound
5. Ventilator-assisted breathing
6. Death

17

ANNEXON biosciences

ANX005 for wAIHA in Phase 0/2 Trial

Targeting patients with demonstrated excess complement activity at baseline

Warm Autoimmune Hemolytic Anemia (wAIHA): Dysregulated destruction of healthy red blood cells causing anemia that affects daily activities

- Like CAD, involves anti-RBC autoantibodies
- Complement involvement in subset of patients (~25%)
- ~47K U.S. Patients

Precision medicine: **Selecting patients with high baseline complement activity** - complement driven disease

Phase 2 Enrollment ongoing (up to n = 12); data 2022

ANX005 Preclinical Data – Presented at ASH 2021

Ex Vivo Blockade of C4 Deposition on RBC in wAIHA Patient Sera with ANX005



80
60
40
20
0
% Cells C4+
Uninhibited
Anti-C1q
Donor 1
Donor 5
Donor 9
Donor 12

18

ANNEXON biosciences

ANX009 Entering Phase 1 for Lupus Nephritis

Targeting patients with demonstrated excess complement activity at baseline

Lupus Nephritis (LN): Severe, life-threatening kidney disease

- Autoantibody-driven activation of C1q / classical complement pathway leading to smoldering disease and disease progression
- Autoantibodies against C1q uniquely amplifies kidney inflammation
- ~60K U.S. patients

Precision medicine: High baseline complement activity correlated with disease activity

- Testing complement inhibition in disease process

Targeted drug exposure: ANX009 limited to blood space to protect kidney vascular function

- Twice weekly dosing
- Safety / dose response reported at ASH 2021

Serum Complement Activation vs LN Severity


Copy of C4d/C4 v/s UPCR
UPCR
100
10
1
0.1
0.01
0.1
1
10
100
Complement Activation Markers
Patients most likely to respond to ANX009

ANX009 Inhibits Serum C1q


Dosing 750 mg on days 0, 3, 7, and 10
Free C1q (ng/ml)
120000
90000
60000
30000
0
Placebo
ANX009
0
5
10
15
20
25
30
Time (day)
Dose

19

ANNEXON biosciences

Restoring Function in Neurodegenerative Retinal Diseases ANX007 Geographic Atrophy 20

ANX007 for GA in Phase 2 Trial

Geographic Atrophy (GA): Advanced form of age-related macular degeneration (AMD) involving dysregulated complement activity

- Leads to chronic progressive disease and vision loss
- ~1M US patients

ANX007 demonstrated protection against **photoreceptor cell loss** in mice and blocked C1q activation on drusen components in vitro

Enrolling 240 patient Phase 2 clinical trial **stratifying patients by foveal / non-foveal lesion location**

Intravitreal ANX007 Protects Photoreceptors and Retinal Function in Mouse Model of Photoreceptors Damage



Anti-C1q Protects Photoreceptor Cells / Retinal Thickness
Rows of photoreceptor nuclei in ONL
6
4
2
0
*
Control
ANX007



Protects Retinal Function
Amplitude (uV) a-wave
200
150
100
50
0
*
Control
ANX007

Jiao,, et al., 2018 Mol Neurodegener 13(1):45

* $p < 0.05$; ** <0.001

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ANNEXON biosciences

Summary 22

Broad Portfolio Provides Vast Opportunity to Help Patients Significant market opportunity in rare and prevalent diseases with high unmet need NEURO AUTOIMMUNE OPHTHALMOLOGY DEGENERATION 240K 4M 6M+ U.S. Patients U.S. Patients U.S. Patients MG 29K CIDP 29K ITP 30K ALS 19K AD 6M MMN 6K CAD 6K GLA 3M FTD 30K HD 35K GBS 6K wAIHA 47K LN 60K GA 1M Neuromuscular Hematology Nephritic FUTURE CURRENT 23

Multiple Value-Creating Catalysts Anticipated Through 2023 NEURODEGENERATION 1H 2022 2H 2022 2023 HD ANX005 (IV) Full Phase 2 Data ALS ANX005 (IV) Full Phase 2 Data ANX105 ANX005 (IV) First in Human Initiation ANX105 ANX005 (IV) First in Human Data AUTOIMMUNE 1H 2022 2H 2022 2023 GBS ANX005 (IV) Phase 2/3 Data wAIHA ANX005 (IV) Phase 2 Data MMN ANX005 (IV) Phase 2 Initiation LN ANX005 (SC) P1b Proof of Biology Initiation LN P1b Proof of Biology Data ANX005 (SC) ANX1502 ANX1502 (oral) First in Human Initiation ANX1502 ANX1502 (oral) First in Human Data 1H 2022 2H 2022 2023 OPHTHALMOLOGY GA ANX007 (IVT) Phase 2 Data 24

Positioned For Explosive Growth with Potential Game-Changing Treatments for Complement-mediated Disease Anti-C1q platform with broad and deep applicability to address destructive immune activity across autoimmune, neurodegenerative & ophthalmic diseases Demonstrated improvement in clinical measures with ANX005 in autoimmune and neurodegenerative diseases Poised for significant value creation with 7 or more data sets expected over next 2 years Well capitalized with runway into 2024 for milestones over next 2 years 25

THANK YOU 26